UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7478

Name of Fund: MuniVest II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniVest II,
        Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
April 30, 2003

MuniVest
Fund II, Inc.

www.mlim.ml.com

                             MUNIVEST FUND II, INC.

The Benefits and
Risks of Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

Swap
Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                                          MuniVest Fund II, Inc., April 30, 2003

DEAR SHAREHOLDER

For the six months ended April 30, 2003, the Common Stock of MuniVest Fund II, Inc. had a net annualized yield of 6.80%, based on a period-end per share net asset value of $14.58 and $.492 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.67%, based on a change in per share net asset value from $14.16 to $14.58, and assuming reinvestment of $.486 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 1.09%; Series B, 1.21%; and Series C, 1.10%.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.

The Municipal Market Environment

During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.


                                      2 & 3

                                          MuniVest Fund II, Inc., April 30, 2003

Portfolio Strategy

During the six months ended April 30, 2003, portfolio activity was limited and largely restricted to adding higher-yielding, corporate-backed issues to the Fund's holdings. The resultant increase in dividend income allowed the Fund's dividend to be raised once in late 2002 and once thus far in 2003. Current general market municipal bond yields have not proven to be historically attractive long-term investments. This was another reason why we focused on lower-rated issues, which continue to trade at historically attractive yield spreads. When the U.S. economy eventually recovers, these higher-yielding issues are expected to retain more of their market value than higher-rated, general obligation issues. The overall credit quality of the Fund remains high. At April 30, 2003, more than 50% of the Fund's assets were AA-rated or higher by at least one of the major bond rating agencies, and over 30% of the Fund's holdings were AAA-rated.

We recently adopted a slightly more defensive market position than in 2002. It is expected that a number of positive economic factors, such as those discussed above, will result in stronger U.S. economic activity later this year and into 2004. We also expect that increased Federal borrowing, both to replenish recent defense expenditures and to offset reduced tax receipts, will put modest upward pressure on interest rates in the coming months. Upon signs of a material, sustainable economic recovery, a more defensive portfolio strategy will be adopted to preserve recent gains in the Fund's net asset value.

During the six-month period ended April 30, 2003, the Fund's borrowing costs remained in the 1% - 1.5% range, with interest rates presently near 1%. These very attractive funding levels, in combination with the steep tax-exempt yield curve, have continued to generate significant income benefits to the Fund's Common Stock shareholder. We do not expect any material reduction in its borrowing costs in 2003 as no additional monetary easings by the Federal Reserve Board are anticipated. We expect the Fund's short-term borrowing costs to remain at current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

May 19, 2003

PROXY RESULTS

During the six-month period ended April 30, 2003, MuniVest Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------
                                                                            Shares Voted   Shares Withheld
                                                                                 For         From Voting
----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:         Terry K. Glenn                     19,354,772        280,574
                                          Cynthia A. Montgomery              19,351,111        284,235
                                          Charles C. Reilly                  19,345,765        289,581
                                          Kevin A. Ryan                      19,342,192        293,154
                                          Roscoe S. Suddarth                 19,349,743        285,603
                                          Edward D. Zinbarg                  19,350,135        285,211
----------------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2003, MuniVest Fund II, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposal. The proposal was approved at a shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------
                                                                             Shares Voted  Shares Withheld
                                                                                 For         From Voting
----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors: Terry K. Glenn, Ronald W. Forbes,
   Cynthia A. Montgomery, Charles C. Reilly, Kevin A. Ryan,
   Roscoe S. Suddarth, Richard R. West and Edward D. Zinbarg                    4,554             281
----------------------------------------------------------------------------------------------------------


                                      4 & 5

                                          MuniVest Fund II, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's    Face
STATE                 Ratings  Ratings   Amount     Issue                                                                     Value
====================================================================================================================================
Arizona--1.4%            BB+     Ba1    $ 1,200     Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                    Refunding (El Paso Electric Company Project), Series A, 6.25% due
                                                    5/01/2037                                                               $  1,212
                         AAA     Aaa      2,315     Maricopa County, Arizona, Tempe Elementary Unified School District
                                                    Number 3, GO, Refunding, 7.50% due 7/01/2010 (c)                           2,947
====================================================================================================================================
California--3.6%         BBB+    A3       1,500     California State, Department of Water Resources, Power Supply
                                                    Revenue Bonds, Series A, 5.75% due 5/01/2017                               1,668
                         A-      A3       1,940     California Statewide Communities Development Authority, Health
                                                    Facility Revenue Bonds (Memorial Health Services), Series A, 6%
                                                    due 10/01/2023                                                             2,067
                         NR*     NR*      1,250     Chula Vista, California, Community Facilities District, Special Tax
                                                    (Number 06-1, Eastlake Woods Area), Series A, 6.20% due 9/01/2033          1,269
                         A-      A3       4,700     Golden State Tobacco Securitization Corporation, California, Tobacco
                                                    Settlement Revenue Bonds, Series 2003-A-1, 6.75% due 6/01/2039             4,158
                         NR*     NR*      1,350     Poway, California, Unified School District, Special Tax (Community
                                                    Facilities District Number 6 Area), Series A, 6.125% due 9/01/2033         1,356
====================================================================================================================================
Colorado--2.9%           NR*     Aa2         80     Colorado HFA, Revenue Bonds (S/F Program), AMT, Senior-Series F,
                                                    8.625% due 6/01/2025                                                          82
                         NR*     Aa2        725     Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                    Senior-Series A-2, 7.50% due 4/01/2031                                       772
                                                    Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                    Improvement Fee):
                         NR*     NR*      3,025       Series A, 7.35% due 9/01/2031                                            3,090
                         NR*     NR*      1,000       Series B, 7% due 9/01/2031                                               1,015
                         NR*     NR*      1,325     North Range, Colorado, Metropolitan District Number 1, GO, 7.25%
                                                    due 12/15/2031                                                             1,332
                         BB+     Ba1      1,900     Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                                    First Tier, Sub-Series D, 7.125% due 6/15/2041                             1,987
====================================================================================================================================
Connecticut--0.7%        BBB-    NR*      2,000     Mohegan Tribe Indians, Connecticut, Gaming Authority, Public
                                                    Improvement Revenue Refunding Bonds (Priority Distribution), 6.25%
                                                    due 1/01/2031                                                              2,106
====================================================================================================================================
Florida--5.1%            NR*     NR*        885     Bonnet Creek Resort, Florida, Community Development District,
                                                    Special Assessment Revenue Bonds, 7.50% due 5/01/2034                        910
                         BBB     Baa2     6,705     Escambia County, Florida, PCR (Champion International Corporation
                                                    Project), AMT, 6.90% due 8/01/2022                                         6,969
                         NR*     NR*      1,000     Orlando, Florida, Urban Community Development District, Capital
                                                    Improvement Special Assessment Bonds, Series A, 6.95% due 5/01/2033        1,021
                         NR*     NR*      2,000     Palm Beach County, Florida, HFA, M/F Housing Revenue Bonds (Lake
                                                    Delray Apartment Project), AMT, Series A, 6.40% due 1/01/2031              1,877
                         NR*     NR*        385     Panther Trace, Florida, Community Development District, Special
                                                    Assessment Revenue Bonds, Series B, 6.50% due 5/01/2009                      388
                         NR*     NR*      1,000     Park Place Community Development District, Florida, Special
                                                    Assessment Revenue Bonds, 6.75% due 5/01/2032                              1,013
                         NR*     NR*      1,000     Preserve at Wilderness Lake, Florida, Community Development
                                                    District, Capital Improvement Bonds, Series A, 7.10% due 5/01/2033         1,018
                         NR*     NR*      1,695     Vista Lakes Community, Florida, Development District, Capital
                                                    Improvement Revenue Bonds, Series B, 5.80% due 5/01/2008                   1,709
====================================================================================================================================
Georgia--4.4%                                       Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                                    Project):
                         NR*     NR*      1,655       7.25% due 12/01/2005                                                     1,674
                         NR*     NR*      2,000       7.90% due 12/01/2024                                                     2,075
                                                    Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                         A       A2       5,620       Series W, 6.60% due 1/01/2018                                            7,026
                         A       A2         380       Series W, 6.60% due 1/01/2018 (h)                                          485
                         A       A2       1,250       Series X, 6.50% due 1/01/2020                                            1,541
====================================================================================================================================
Idaho--0.4%              NR*     Aaa      1,190     Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                    Series E-2, 6.90% due 1/01/2027                                            1,284
====================================================================================================================================
Illinois--18.9%          AAA     NR*      3,000     Chicago, Illinois, O'Hare International Airport Revenue Refunding
                                                    Bonds, DRIVERS, AMT, Series 253, 9.782% due 1/01/2020 (a)(d)               3,506
                         CC      Caa2     4,000     Chicago, Illinois, O'Hare International Airport, Special Facility
                                                    Revenue Refunding Bonds (American Airlines Inc. Project), 8.20%
                                                    due 12/01/2024                                                             1,400
                         AAA     Aaa      1,390     Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7%
                                                    due 3/01/2032 (f)(i)                                                       1,462
                         NR*     NR*        800     Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75%
                                                    due 12/01/2032                                                               801
                         AAA     Aaa      2,385     Cook County, Illinois, Community High School District Number 219,
                                                    Niles Township, GO, 6% due 12/01/2017 (c)                                  2,795
                         BBB     A3       2,800     Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro
                                                    Biosolids Management LLC Project), AMT, 6% due 11/01/2023                  2,894
                         BBB     NR*      1,000     Illinois Development Finance Authority Revenue Bonds (Community
                                                    Rehabilitation Providers Facility), Series A, 6.50% due 7/01/2022          1,022
                         BBB     NR*      2,500     Illinois Development Finance Authority, Revenue Refunding Bonds
                                                    (Community Rehabilitation Providers), Series A, 6% due 7/01/2015           2,460
                         A+      A1       6,500     Illinois HDA, Revenue Refunding Bonds (M/F Program), Series 5, 6.75%
                                                    due 9/01/2023                                                              6,773
                         NR*     Aaa      2,600     Kane and De Kalb Counties, Illinois, Community Unit School District
                                                    Number 302, GO, DRIVERS, Series 283, 9.80% due 2/01/2018 (a)(c)            3,351
                         NR*     Aaa      3,850     Kane, Cook and Du Page Counties, Illinois, Elgin School District
                                                    Number 46, GO, 6.375% due 1/01/2018 (g)                                    4,482
                                                    McLean and Woodford Counties, Illinois, Community Unit, School
                                                    District Number 005, GO, Refunding (g):
                         NR*     Aaa      2,345       6.25% due 12/01/2014                                                     2,795
                         NR*     Aaa      2,000       6.375% due 12/01/2016                                                    2,391
                         AAA     NR*      3,200     Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                    State Tax Revenue Refunding Bonds, DRIVERS, Series 269, 9.80%
                                                    due 6/15/2023 (a)(d)                                                       3,973

Portfolio
Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family


                                      6 & 7

                                          MuniVest Fund II, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
Illinois                                            Regional Transportation Authority, Illinois, Revenue Bonds:
(concluded)              AAA     Aaa    $ 1,500       Series A, 7.20% due 11/01/2020 (b)                                    $  2,025
                         AAA     Aaa      7,000       Series A, 6.70% due 11/01/2021 (c)                                       9,076
                         AAA     Aaa      2,500       Series C, 7.75% due 6/01/2020 (c)                                        3,532
====================================================================================================================================
Indiana--11.4%                                      Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                    Series A:
                         AAA     NR*      2,750       6.875% due 2/01/2012                                                     3,046
                         AAA     NR*      5,750       6.75% due 2/01/2017                                                      6,351
                         NR*     Aaa      5,545     Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                                    6.80% due 1/01/2017 (e)                                                    5,665
                                                    Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                    Series A:
                         AA      AA2      1,530       7.25% due 6/01/2015                                                      1,969
                         AA      AA2        470       7.25% due 6/01/2015 (h)                                                    589
                         AA      AA2      3,775       6.80% due 12/01/2016                                                     4,751
                         AA      NR*      8,750     Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                                    Refunding Bonds, Series D, 6.75% due 2/01/2014                            10,738
====================================================================================================================================
Kentucky--0.5%           BB-     B3       2,000     Kenton County, Kentucky, Airport Board, Special Facilities Airport
                                                    Revenue Bonds (Delta Airlines Project), AMT, Series A, 7.50%
                                                    due 2/01/2020                                                              1,451
====================================================================================================================================
Louisiana--7.5%          NR*     Baa2     2,000     Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                    Facilities Revenue Refunding Bonds (Trunkline Long Company Project),
                                                    7.75% due 8/15/2022                                                        2,087
                         AAA     Aaa      5,000     Louisiana Local Government, Environmental Facilities, Community
                                                    Development Authority Revenue Bonds (Capital Projects and Equipment
                                                    Acquisition), Series A, 6.30% due 7/01/2030 (b)                            6,145
                         BB-     NR*     10,000     Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                    Company Project), 6.50% due 1/01/2017                                      9,760
                         BBB     Baa2     3,600     Sabine River Authority, Louisiana, Water Facilities Revenue
                                                    Refunding Bonds (International Paper Company), 6.20% due 2/01/2025         3,745
====================================================================================================================================
Maryland--1.6%           A-      NR*      2,000     Maryland State Energy Financing Administration, Solid Waste
                                                    Disposal Revenue Bonds, Limited Obligation (Wheelabrator Water
                                                    Projects), AMT, 6.45% due 12/01/2016                                       2,145
                         AAA     Aaa      1,000     Maryland State Health and Higher Educational Facilities Authority
                                                    Revenue Bonds (University of Maryland Medical System), Series B,
                                                    7% due 7/01/2022 (c)                                                       1,305
                         NR*     NR*      1,250     Montgomery County, Maryland, Special Obligation, Special Tax Bond
                                                    (West Germantown Development District), Series B, 6.70% due 7/01/2027      1,283
====================================================================================================================================
Massachusetts--4.6%      AA-     Aa2      1,000     Massachusetts State College Building Authority Project, Revenue
                                                    Refunding Bonds, Senior-Series A, 7.50% due 5/01/2011                      1,278
                         BB+     NR*      1,250     Massachusetts State Development Finance Agency, Revenue Refunding
                                                    Bonds (Eastern Nazarine College), 5.625% due 4/01/2029                       936
                         AA      Aa3      6,000     Massachusetts State Water Resource Authority Revenue Bonds, Series A,
                                                    6.50% due 7/15/2019                                                        7,594
                         AAA     Aaa      3,000     Massachusetts State Water Resource Authority, Revenue Refunding
                                                    Bonds, Series A, 6% due 8/01/2016 (c)                                      3,524
====================================================================================================================================
Michigan--5.9%           BBB     Baa2     1,500     Delta County, Michigan, Economic Development Corporation,
                                                    Environmental Improvement Revenue Refunding Bonds (Mead
                                                    Westvaco-Escanaba), Series A, 6.25% due 4/15/2027                          1,515
                         NR*     Ba1        285     Michigan State Hospital Finance Authority, Hospital Revenue
                                                    Refunding Bonds (Sinai Hospital), 6.625% due 1/01/2016                       268
                                                    Michigan State Hospital Finance Authority, Revenue Refunding Bonds,
                                                    Series A:
                         AAA     Aa2      8,425       (Ascension Health Credit), 6.125% due 11/15/2009 (j)                    10,165
                         BBB-    Ba1      2,340       (Detroit Medical Center Obligation Group), 6.50% due 8/15/2018           2,082
                         BB+     NR*      3,000     Pontiac, Michigan, Tax Increment Finance Authority, Revenue
                                                    Refunding Bonds (Development Area Number 3), 6.375% due 6/01/2031          2,959
====================================================================================================================================
Minnesota--0.9%                                     Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT:
                         AA+     Aa1      1,040       Series L, 6.70% due 7/01/2020                                            1,072
                         AA+     Aa1      1,630       Series M, 6.70% due 7/01/2026                                            1,679
====================================================================================================================================
Mississippi--3.5%                                   Mississippi Business Finance Corporation, Mississippi, PCR,
                                                    Refunding (System Energy Resources Inc. Project):
                         BBB-    Ba1      7,200       5.875% due 4/01/2022                                                     7,087
                         BBB-    Ba1      3,090       5.90% due 5/01/2022                                                      3,050
====================================================================================================================================
Missouri--0.4%           AAA     NR*      1,080     Missouri State Housing Development Commission, S/F Mortgage Revenue
                                                    Bonds (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (i)             1,155
====================================================================================================================================
Nebraska--1.8%                                      Nebraska Investment Finance Authority, S/F Housing Revenue Bonds,
                                                    AMT (i):
                         AAA     NR*      1,935       Series C, 6.30% due 9/01/2028 (f)                                        2,034
                         AAA     NR*      2,950       Series D, 6.45% due 3/01/2028                                            3,105
====================================================================================================================================
Nevada--2.3%             AAA     Aaa      3,300     Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
                                                    6.70% due 6/01/2022 (c)                                                    3,419
                         AAA     Aaa        585     Nevada Housing Division Revenue Bonds (S/F Program), AMT,
                                                    Senior-Series E, 7% due 10/01/2019 (e)                                       604
                         AAA     Aaa      2,500     Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra Pacific
                                                    Power Company), AMT, 6.65% due 12/01/2017 (b)                              2,547
====================================================================================================================================
New Jersey--4.6%         NR*     NR*      1,335     New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest
                                                    Village Inc. Facility), Series A, 7.25% due 11/15/2021                     1,340
                         B       Caa2     2,000     New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                                    Inc. Project), AMT, 6.25% due 9/15/2029                                    1,401
                         BB+     NR*      1,930     New Jersey Health Care Facilities Financing Authority Revenue Bonds
                                                    (Pascack Valley Hospital Association), 6.625% due 7/01/2036                1,907
                         AAA     Aaa      2,700     New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                    Revenue Bonds, AMT, Series M, 6.95% due 10/01/2022 (d)                     2,821
                         A-      A3       6,250     Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                    Bonds, 7% due 6/01/2041                                                    5,749
====================================================================================================================================
New York--10.6%                                     New York City, New York, City IDA, Civic Facility Revenue Bonds:
                         NR*     NR*        690       Series C, 6.80% due 6/01/2028                                              704
                         NR*     NR*        890       (Special Needs Facility Pooled Program), Series C-1, 6.50% due
                                                      7/01/2017                                                                  909
                         BBB-    Ba2      1,920     New York City, New York, City IDA, Special Facility Revenue Bonds
                                                    (British Airways PLC Project), AMT, 7.625% due 12/01/2032                  1,461
                         NR*     Aa2      3,375     New York City, New York, City Transitional Finance Authority Revenue
                                                    Bonds, RIB, Series 283, 10.83% due 11/15/2015 (a)                          4,668
                                                    New York City, New York, GO, Refunding, Series A:
                         AAA     Aaa      3,530       6.50% due 5/15/2012 (k)                                                  4,149
                         AAA     Aaa      5,000       6.375% due 5/15/2015 (c)                                                 5,926
                         AAAr    NR*      7,000     New York State Dormitory Authority, Revenue Refunding Bonds, RIB,
                                                    Series 305, 10.07% due 5/15/2015 (a)(d)                                    9,404
                         NR*     NR*      1,000     Westchester County, New York, IDA, Civic Facility Revenue Bonds
                                                    (Special Needs Facilities Pooled Program), Series E-1, 6.50% due
                                                    7/01/2017                                                                  1,005
                         NR*     NR*      2,690     Westchester County, New York, IDA, Continuing Care Retirement,
                                                    Mortgage Revenue Bonds (Kendal on Hudson Project), Series A, 6.50%
                                                    due 1/01/2034                                                              2,650
====================================================================================================================================


                                     8 & 9

                                          MuniVest Fund II, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                         S&P    Moody's   Face
STATE                  Ratings  Ratings  Amount     Issue                                                                     Value
====================================================================================================================================
North Carolina--         NR*     NR*    $ 1,625     North Carolina Medical Care Commission, Retirement Facilities, First
0.6%                                                Mortgage Revenue Bonds (Forest at Duke Project), 6.375% due 9/01/2032   $  1,646
====================================================================================================================================
Pennsylvania--4.3%       NR*     Aaa      2,000     Delaware River Port Authority of Pennsylvania and New Jersey
                                                    Revenue Bonds, RIB, Series 396, 10.383% due 1/01/2019 (a)(g)               2,632
                         NR*     NR*      2,000     Pennsylvania Economic Development Financing Authority, Exempt
                                                    Facilities Revenue Bonds (National Gypsum Company), AMT, Series B,
                                                    6.125% due 11/01/2027                                                      1,789
                         NR*     NR*      1,265     Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                    Development, 7.75% due 12/01/2017                                          1,296
                                                    Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds
                                                    (Guthrie Health Issue):
                         A-      NR*      4,050       Series A, 5.875% due 12/01/2031                                          4,225
                         A-      NR*      2,425       Series B, 5.85% due 12/01/2020                                           2,542
====================================================================================================================================
Rhode Island--0.7%       BBB     Baa2     1,865     Rhode Island State Health and Educational Building Corporation,
                                                    Hospital Financing Revenue Bonds (Lifespan Obligation Group), 6.50%
                                                    due 8/15/2032                                                              1,916
====================================================================================================================================
South Carolina--         BBB+    Baa2     1,230     Medical University, South Carolina, Hospital Authority, Hospital
1.3%                                                Facility Revenue Refunding Bonds, 6.50% due 8/15/2032                      1,296
                         NR*     Aa2        560     South Carolina Housing Finance and Development Authority, Mortgage
                                                    Revenue Bonds, AMT, Series A, 6.70% due 7/01/2027                            579
                         BBB-    NR*      2,000     South Carolina Jobs, EDA, Revenue Bonds (Myrtle Beach Convention
                                                    Center), Series A, 6.625% due 4/01/2036                                    2,004
====================================================================================================================================
Tennessee--3.2%          BB+     Ba1      4,000     McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                                    Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                    3,952
                         BBB+    Baa1     5,000     Shelby County, Tennessee, Health, Educational and Housing Facility
                                                    Board, Hospital Revenue Refunding Bonds (Methodist Healthcare),
                                                    6.50% due 9/01/2026                                                        5,384
====================================================================================================================================
Texas--17.7%                                        Austin, Texas, Convention Center Revenue Bonds (Convention
                                                    Enterprises Inc.):
                         BBB-    Baa3     1,600       First Tier, Series A, 6.70% due 1/01/2028                                1,665
                         BBB-    Baa3     4,510       First Tier, Series A, 6.70% due 1/01/2032                                4,675
                         A+      Aa3      3,500       Trust Certificates, Second Tier, Series B, 6% due 1/01/2023              3,792
                                                    Brazos River Authority, Texas, PCR, Refunding, AMT:
                         BBB     Baa2     1,500       (Texas Utility Company), Series A, 7.70% due 4/01/2033                   1,574
                         BBB     Baa2     7,080       (Utilities Electric Company), Series B, 5.05% due 6/01/2030              7,064
                         BBB-    Ba1      1,810     Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                                    Energy Inc. Project), Series B, 7.75% due 12/01/2018                       1,886
                         A-      A3       5,800     Brazos River, Texas, Harbor Navigation District, Brazoria County
                                                    Environmental Revenue Refunding Bonds (Dow Chemical Company
                                                    Project), AMT, Series A-7, 6.625% due 5/15/2033                            6,004
                         CC      Caa2     1,000     Dallas-Fort Worth, Texas, International Airport Facility,
                                                    Improvement Corporation Revenue Refunding Bonds (American Airlines),
                                                    AMT, Series A, 5.95% due 5/01/2029                                           650
                         NR*     Baa3     1,000     Grapevine, Texas, Industrial Development Corporation Revenue Bonds
                                                    (Air Cargo), AMT, 6.50% due 1/01/2024                                        961
                         AA-     Aa3      2,500     Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                                    Disposal Facility Revenue Bonds (E.I. du Pont de Nemours and Company
                                                    Project), AMT, 6.40% due 4/01/2026                                         2,669
                         AAA     Aaa      1,665     Harris County, Houston, Texas, Sports Authority, Revenue Refunding
                                                    Bonds, Senior Lien, Series G, 5.75% due 11/15/2019 (d)                     1,864
                         NR*     Aa3      5,000     Harris County, Texas, Health Facilities Development Corporation,
                                                    Revenue Refunding Bonds, RITR, Series 6, 9.375% due 12/01/2027 (a)(h)      6,556
                         BBB-    Ba1      3,440     Matagorda County, Texas, Navigation District Number 1, Revenue
                                                    Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029          3,576
                         BBB     Baa2     1,600     Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                                    Project), Series A, 6.45% due 11/01/2030                                   1,635
                         BBB     Baa2     1,810     Sabine River Authority, Texas, PCR, Refunding (TXU Electric Company
                                                    Project), Series C, 4% due 5/01/2028                                       1,811
                         NR*     Aa1      3,750     San Antonio, Texas, Electric and Gas Revenue Bonds, RIB, Series
                                                    469x, 9.62% due 2/01/2014 (a)                                              4,979
====================================================================================================================================
Virginia--1.9%           BBB+    A3       1,000     Chesterfield County, Virginia, IDA, PCR (Virginia Electric and
                                                    Power Company), Series B, 5.875% due 6/01/2017                             1,060
                         BBB     Baa2     3,115     Isle of Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                                    Revenue Bonds (Union Camp Corporation Project), AMT, 6.55% due
                                                    4/01/2024                                                                  3,179
                         BBB-    Baa3       800     Mecklenburg County, Virginia, IDA, Exempt Facility Revenue Refunding
                                                    Bonds (UAE LP Project), 6.50% due 10/15/2017                                 785
                         BB      NR*        750     Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                    Senior-Series A, 5.50% due 8/15/2028                                         497
====================================================================================================================================
Washington--13.8%        AAA     Aaa      2,425     Chelan County, Washington, Public Utility District Number 001,
                                                    Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT, Series D,
                                                    6.35% due 7/01/2028 (d)                                                    2,785
                         AAA     Aaa      3,245     Douglas County, Washington, Public Utility District Number 001,
                                                    Wells Hydroelectric Revenue Bonds, Series B, 6% due 9/01/2029 (d)          3,738
                                                    Energy Northwest, Washington, Electric Revenue Refunding Bonds,
                                                    DRIVERS (a):
                         AAA     NR*      2,250       Series 248, 9.81% due 7/01/2018 (d)                                      2,820
                         AAA     NR*      1,125       Series 255, 10.31% due 7/01/2018 (b)                                     1,460
                         AAA     NR*      3,650       Series 256, 10.31% due 7/01/2017 (d)                                     4,822
                         NR*     NR*      1,000     Port Seattle, Washington, Special Facilities Revenue Bonds
                                                    (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                       661
                         AAAr    Aaa      5,000     Washington State, GO, Trust Receipts, Class R, Series 6, 10.24% due
                                                    1/01/2014 (a)(g)                                                           6,566
                         AA      Baa1     2,200     Washington State Health Care Facilities Authority Revenue Bonds
                                                    (Kadlec Medical Center), 6% due 12/01/2030                                 2,381
                                                    Washington State Public Power Supply System, Revenue Refunding
                                                    Bonds, Series B:
                         AA-     Aa1        915       (Nuclear Project No. 1), 7.25% due 7/01/2009 (h)                         1,145
                         AA-     Aa1      4,035       (Nuclear Project No. 1), 7.25% due 7/01/2009                             4,752
                         AA-     Aa1      5,000       (Nuclear Project No. 1), 7.125% due 7/01/2016                            6,499
                         AAA     Aaa      1,900       (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)                        2,497
====================================================================================================================================
Wisconsin--0.9%          BBB+    NR*      2,715     Wisconsin State Health and Educational Facilities Authority Revenue
                                                    Bonds (Synergyhealth Inc.), 6% due 11/15/2032                              2,742
====================================================================================================================================
Wyoming--1.9%                                       Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                                    Corporation Project), AMT:
                         BB+     Ba3      1,000       Series A, 7% due 6/01/2024                                                 923
                         BB+     Ba3      5,000       Series B, 6.90% due 9/01/2024                                            4,559
====================================================================================================================================
Virgin Islands--2.1%     BBB-    Baa3     6,000     Virgin Islands Government Refinery Facilities Revenue Bonds (Hovensa
                                                    Coker Project), AMT, 6.50% due 7/01/2021                                   6,070
====================================================================================================================================
                                                    Total Municipal Bonds (Cost--$380,475)--141.4%                           410,549
====================================================================================================================================


                                     10 & 11

                                          MuniVest Fund II, Inc., April 30, 2003

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                                         Shares
                                          Held      Short-Term Securities                                                    Value
====================================================================================================================================
                                          5,392     Merrill Lynch Institutional Tax-Exempt Fund**                         $   5,392
====================================================================================================================================
                                                    Total Short-Term Securities (Cost--$5,392)--1.9%                          5,392
====================================================================================================================================
                         Total Investments (Cost--$385,867)--143.3%                                                         415,941

                         Unrealized Appreciation on Forward Interest Rate Swaps***--0.0%                                         82

                         Other Assets Less Liabilities--3.2%                                                                  9,295

                         Preferred Stock, at Redemption Value--(46.5%)                                                     (135,006)
                                                                                                                          ---------
                         Net Assets Applicable to Common Stock--100.0%                                                    $ 290,312
                                                                                                                          =========
====================================================================================================================================

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rates shown are the rates in effect at April 30, 2003.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e)   FHA Insured.
(f)   FHLMC Collateralized.
(g)   FSA Insured.
(h)   Escrowed to maturity.
(i)   FNMA/GNMA Collateralized.
(j)   Prerefunded.
(k)   XL Capital Insured.
*     Not Rated.
** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
      Tax-Exempt Fund                                       2,005          $36
      --------------------------------------------------------------------------

*** Forward interest rate swaps entered into as of April 30, 2003 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
      7-day Bond Market Association rate
      at quarterly reset date and pay a
      fixed rate equal to 3.365%
      Broker, JP Morgan Chase
      Expires, June 7, 2013                              $21,000        $ 82
                                                                        ----
                                                                        $ 82
                                                                        ====
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENT OF NET ASSETS

                         As of April 30, 2003
===============================================================================================================================
Assets:                  Investments, at value (identified cost--$385,867,384) .............                      $ 415,940,975
                         Cash ..............................................................                          1,950,100
                         Unrealized appreciation on forward interest rate swaps ............                             82,383
                         Receivables:
                           Interest ........................................................    $   8,353,084
                           Securities sold .................................................        3,920,778
                           Dividends .......................................................              173        12,274,035
                                                                                                -------------
                         Prepaid expenses ..................................................                             33,935
                                                                                                                  -------------
                         Total assets ......................................................                        430,281,428
                                                                                                                  -------------
===============================================================================================================================
Liabilities:             Payables:
                           Securities purchased ............................................        4,552,528
                           Dividends to Common Stock shareholders ..........................          188,282
                           Investment adviser ..............................................          177,938
                           Other affiliates ................................................            3,272         4,922,020
                                                                                                -------------
                         Accrued expenses ..................................................                             40,752
                                                                                                                  -------------
                         Total liabilities .................................................                          4,962,772
                                                                                                                  -------------
===============================================================================================================================
Preferred Stock:         Preferred Stock, par value $.05 per share (1,800 Series A shares,
                         1,800 Series B shares and 1,800 Series C shares of AMPS* issued
                         and outstanding at $25,000 per share liquidation preference) ......                        135,006,300
                                                                                                                  -------------
===============================================================================================================================
Net Assets Applicable    Net assets applicable to Common Stock .............................                      $ 290,312,356
To Common Stock:                                                                                                  =============
===============================================================================================================================
Analysis of Net          Common Stock, par value $.10 per share (19,907,055 shares issued
Assets Applicable        and outstanding) ..................................................                      $   1,990,705
To Common Stock:         Paid-in capital in excess of par ..................................                        277,543,466
                         Undistributed investment income--net ..............................    $   5,633,553
                         Accumulated realized capital losses on investments--net ...........      (25,011,342)
                         Unrealized appreciation on investments--net .......................       30,155,974
                                                                                                -------------
                         Total accumulated earnings--net ...................................                         10,778,185
                                                                                                                  -------------
                         Total--Equivalent to $14.58 net asset value per share of Common
                         Stock (market price--$14.16) ......................................                      $ 290,312,356
                                                                                                                  =============
===============================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                     12 & 13

                                          MuniVest Fund II, Inc., April 30, 2003

STATEMENT OF OPERATIONS

                         For the Six Months Ended April 30, 2003
===============================================================================================================================
Investment               Interest ..........................................................                      $  12,755,518
Income:                  Dividends .........................................................                             36,366
                                                                                                                  -------------
                         Total income ......................................................                         12,791,884
                                                                                                                  -------------
===============================================================================================================================
Expenses:                Investment advisory fees ..........................................    $   1,041,160
                         Commission fees ...................................................          172,012
                         Accounting services ...............................................           72,873
                         Transfer agent fees ...............................................           39,894
                         Professional fees .................................................           32,231
                         Directors' fees and expenses ......................................           18,776
                         Listing fees ......................................................           14,584
                         Custodian fees ....................................................           12,105
                         Pricing fees ......................................................           10,700
                         Printing and shareholder reports ..................................           10,382
                         Other .............................................................           23,617
                                                                                                -------------
                         Total expenses before reimbursement ...............................        1,448,334
                         Reimbursement of expenses .........................................           (6,876)
                                                                                                -------------
                         Total expenses after reimbursement ................................                          1,441,458
                                                                                                                  -------------
                         Investment income--net ............................................                         11,350,426
                                                                                                                  -------------
===============================================================================================================================
Realized &               Realized gain on investments--net .................................                            867,188
Unrealized Gain on       Change in unrealized appreciation on investments--net .............                          6,697,375
Investments--Net:                                                                                                 -------------
                         Total realized and unrealized gain on investments--net ............                          7,564,563
                                                                                                                  -------------
===============================================================================================================================
Dividends to             Investment income--net ............................................                           (757,926)
Preferred Stock                                                                                                   -------------
Shareholders:            Net Increase in Net Assets Resulting from Operations ..............                      $  18,157,063
                                                                                                                  =============
===============================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six          For the
                                                                                                Months Ended       Year Ended
                                                                                                  April 30,        October 31,
                         Increase (Decrease) in Net Assets:                                         2003              2002
==============================================================================================================================
Operations:              Investment income--net ...........................................    $  11,350,426     $  21,828,084
                         Realized gain on investments--net ................................          867,188         3,250,885
                         Change in unrealized appreciation on investments--net ............        6,697,375        (8,111,087)
                         Dividends to Preferred Stock shareholders ........................         (757,926)       (1,857,924)
                                                                                               -------------     -------------
                         Net increase in net assets resulting from operations .............       18,157,063        15,109,958
                                                                                               -------------     -------------
==============================================================================================================================
Dividends to             Investment income--net ...........................................       (9,674,829)      (17,826,768)
Common Stock                                                                                   -------------     -------------
Shareholders:            Net decrease in net assets resulting from dividends to Common
                         Stock shareholders ...............................................       (9,674,829)      (17,826,768)
                                                                                               -------------     -------------
==============================================================================================================================
Net Assets               Total increase (decrease) in net assets applicable to Common Stock        8,482,234        (2,716,810)
Applicable to            Beginning of period ..............................................      281,830,122       284,546,932
Common Stock:                                                                                  -------------     -------------
                         End of period* ...................................................    $ 290,312,356     $ 281,830,122
                                                                                               =============     =============
==============================================================================================================================
                        *Undistributed investment income--net .............................    $   5,633,553     $   4,715,882
                                                                                               =============     =============
==============================================================================================================================

      See Notes to Financial Statements.


                                     14 & 15

                                       MuniVest Fund II, Inc., April 30, 2003

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have
                         been derived from information provided in the  For the Six
                         financial statements.                          Months Ended        For the Year Ended October 31,
                                                                          April 30,   --------------------------------------------
                         Increase (Decrease) in Net Asset Value:             2003        2002        2001        2000        1999
==================================================================================================================================
Per Share                Net asset value, beginning of period ........    $  14.16    $  14.29    $  13.32    $  12.81    $  14.85
Operating                                                                 --------    --------    --------    --------    --------
Performance:+            Investment income--net ......................         .57++      1.11        1.02        1.04        1.05
                         Realized and unrealized gain (loss) on
                         investments--net ............................         .38        (.25)        .97         .54       (2.05)
                         Dividends to Preferred Stock shareholders from
                         investment income--net ......................        (.04)       (.09)       (.22)       (.28)       (.22)
                                                                          --------    --------    --------    --------    --------
                         Total from investment operations ............         .91         .77        1.77        1.30       (1.22)
                                                                          --------    --------    --------    --------    --------
                         Less dividends to Common Stock shareholders
                         from investment income--net .................        (.49)       (.90)       (.80)       (.79)       (.82)
                                                                          --------    --------    --------    --------    --------
                         Net asset value, end of period ..............    $  14.58    $  14.16    $  14.29    $  13.32    $  12.81
                                                                          ========    ========    ========    ========    ========
                         Market price per share, end of period .......    $  14.16    $  13.36    $  13.69    $ 11.625    $  11.75
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Total Investment         Based on market price per share .............        9.80%@      4.25%      25.20%       5.93%     (13.49%)
Return:**                                                                 ========    ========    ========    ========    ========
                         Based on net asset value per share ..........        6.67%@      5.86%      14.06%      11.33%      (8.31%)
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Ratios Based on          Total expenses, net of reimbursement*** .....        1.02%*      1.05%       1.02%       1.08%       1.01%
Average Net Assets                                                        ========    ========    ========    ========    ========
Of Common Stock:         Total expenses*** ...........................        1.03%*      1.05%       1.02%       1.08%       1.01%
                                                                          ========    ========    ========    ========    ========
                         Total investment income--net*** .............        8.05%*      7.79%       7.42%       8.00%       7.36%
                                                                          ========    ========    ========    ========    ========
                         Amount of dividends to Preferred Stock
                         shareholders ................................         .54%*       .66%       1.57%       2.15%       1.53%
                                                                          ========    ========    ========    ========    ========
                         Investment income--net, to Common Stock
                         shareholders ................................        7.51%*      7.13%       5.85%       5.85%       5.83%
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Ratios Based on          Total expenses, net of reimbursement ........         .69%*       .71%        .69%        .71%        .68%
Average Net Assets of                                                     ========    ========    ========    ========    ========
Common and               Total expenses ..............................         .70%*       .71%        .69%        .71%        .68%
Preferred Stock:***                                                       ========    ========    ========    ========    ========
                         Total investment income--net ................        5.46%*      5.26%       4.98%       5.24%       4.99%
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Ratios Based on          Dividends to Preferred Stock shareholders ...        1.13%*      1.38%       3.22%       4.08%       3.22%
Average Net Assets                                                        ========    ========    ========    ========    ========
Of Preferred Stock:
==================================================================================================================================
Supplemental             Net assets applicable to Common Stock, end of
Data:                    period (in thousands) .......................    $290,312    $281,830    $284,547    $265,169    $254,975
                                                                          ========    ========    ========    ========    ========
                         Preferred Stock outstanding, end of period
                         (in thousands) ..............................    $135,000    $135,000    $135,000    $135,000    $135,000
                                                                          ========    ========    ========    ========    ========
                         Portfolio turnover ..........................       18.81%      66.07%      87.80%     110.66%     114.06%
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Leverage:                Asset coverage per $1,000 ...................    $  3,150    $  3,088    $  3,108    $  2,964    $  2,889
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================
Dividends Per Share      Series A--Investment income--net ............    $    135    $    338    $    793    $  1,067    $    816
On Preferred Stock                                                        ========    ========    ========    ========    ========
Outstanding:             Series B--Investment income--net ............    $    150    $    319    $    834    $    990    $    810
                                                                          ========    ========    ========    ========    ========
                         Series C--Investment income--net ............    $    136    $    375    $    784    $  1,012    $    786
                                                                          ========    ========    ========    ========    ========
==================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Certain prior year amounts have been reclassified to conform to current year presentation.
++    Based on average shares outstanding.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                                     16 & 17

                                          MuniVest Fund II, Inc., April 30, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $6,876.

For the six months ended April 30, 2003, the Fund reimbursed FAM $4,860 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $79,875,031 and $76,313,623, respectively.

Net realized gains for the six months ended April 30, 2003 and net unrealized gains as of April 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                    Realized         Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ....................        $   867,188        $30,073,591
Forward interest rate swaps ..............                 --             82,383
                                                  -----------        -----------
Total ....................................        $   867,188        $30,155,974
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $30,161,530, of which $36,699,954 related to appreciated securities and $6,538,424 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $385,779,445.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended April 30, 2003 and for the year ended October 31, 2002 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at


                                     18 & 19

                                          MuniVest Fund II, Inc., April 30, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

April 30, 2003 were as follows: Series A, .99%; Series B, .97%; and Series C, ..73%.

Shares issued and outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $70,596 as commissions.

5. Capital Loss Carryforward:

On October 31, 2002, the Fund had a net capital loss carryforward of $21,827,939, of which $2,105,327 expires in 2003, $10,964,178 expires in 2007 and $8,758,434 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.084000 per share on May 29, 2003 to shareholders of record on May 16, 2003.

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                       Percent
                                                                      of Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                34.7%
AA/Aa ...................................................                16.5
A/A .....................................................                11.4
BBB/Baa .................................................                19.9
BB/Ba ...................................................                 7.3
B/B .....................................................                 0.3
CCC/Caa .................................................                 0.5
NR (Not Rated) ..........................................                 9.4
--------------------------------------------------------------------------------


                                     20 & 21

                                          MuniVest Fund II, Inc., April 30, 2003

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MVT


                                     22 & 23

[LOGO] Merrill Lynch Investment Managers
                                                              [GRAPHICS OMITTED]

MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #16807--4/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

            MuniVest II, Inc.


            By: /s/ Terry K. Glenn
                -------------------------
                Terry K. Glenn,
                President of
                MuniVest II, Inc.

            Date: June 23, 2003

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


            By: /s/ Terry K. Glenn
                -------------------------
                Terry K. Glenn,
                President of
                MuniVest II, Inc.

            Date: June 23, 2003


            By: /s/ Donald C. Burke
                -------------------------
                Donald C. Burke,
                Chief Financial Officer of
                MuniVest II, Inc.

            Date: June 23, 2003

            Attached hereto as an exhibit are the certifications pursuant to
            Section 906 of the Sarbanes-Oxley Act.